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                                                                    EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Genome Therapeutics Corp. (the "Company") does hereby certify that to my knowledge:

        1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2) the information contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              By: /s/ Stephen Cohen
                                                      Stephen Cohen
                                                      Chief Financial Officer

Dated: March 31, 2003